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                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.   20549

                         ________________________


                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 12, 1996 (December 6, 1996)
                                               ____________________________

                           NEW PLAN REALTY TRUST
___________________________________________________________________________
            (Exact Name of Registrant as Specified in Charter)


       Massachusetts              0-7532               13-1995781
___________________________________________________________________________
(State or Other Jurisdiction    (Commission           (IRS Employer
     of Incorporation)         File Number)        Identification No.)



  1120 Avenue of the Americas, New York, New York            10036
___________________________________________________________________________
   (Address of Principal Executive Offices)                (Zip Code)


   Registrant's telephone number, including area code   (212) 869-3000
                                                      _____________________


___________________________________________________________________________
       (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

          On December 6, 1996, New Plan Realty Trust, a Massachusetts business trust (the "Company"), entered into a Distribution Agreement (the "Distribution Agreement") with Lehman Brothers, Lehman Brothers Inc., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Salomon Brothers Inc and Smith Barney Inc. (collectively, the "Agents"), providing for the offer and sale from time to time of up to an aggregate initial offering price of U.S. $175,000,000 (or the equivalent thereof at the time of original issuance in one or more foreign currencies or composite currencies) of the Company's Medium-Term Notes Due Nine Months or More from Date of Issue (the "Notes"), to or through the Agents. The Notes were registered as part of the Company's Registration Statements on Form S-3 (Nos. 33-61383 and 333-15635) (the "Registration Statements"), which were declared effective by the Securities and Exchange Commission on September 13, 1995 and November 12, 1996, respectively.
The Notes are to be issued under the Senior Securities Indenture by and between the Company and State Street Bank and Trust Company (as successor to The First National Bank of Boston), as trustee, dated as of March 29, 1995, as amended, supplemented or modified from time to time, which Senior Securities Indenture was filed as Exhibit 4.2 to the Registration Statements.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Businesses Acquired.

          None

     (b)  Pro Forma Financial Information.

          None

     (c)  Exhibits.

          1.        Distribution Agreement.

          4.1       Form of Fixed Rate Medium-Term Note.

          4.2       Form of Floating Rate Medium-Term Note.

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 12, 1996
                                   NEW PLAN REALTY TRUST


                                   By: /s/ Michael I. Brown
                                       ------------------------------
                                       Michael I. Brown
                                       Chief Financial and
                                         Accounting Officer
                                         and Controller